UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 27, 2004



                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



          Minnesota                   0-944                    41-0783184
--------------------------------------------------------------------------------
 (State or other jurisdiction      (Commission              (I.R.S. Employer
      of incorporation)             file number)            Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Section 8 - Other Events

Item 8.01  AiMI Investigators Present Full Clinical Trial Results at TCT
Conference

On September 27, 2004, the Company issued a press release reporting the full results from its post-marketing study called "AiMI", or "AngioJet(R) Rheolytic(TM) Thrombectomy In Patients Undergoing Primary Angioplasty for Acute Myocardial Infarction.". The press release also reiterated the Company's Fiscal Year 2005 and updated the status of the Company's Share Repurchase Program.

A full copy of the referred-to press release is attached hereto as Exhibit 99.1.





                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 27, 2004
                                                 POSSIS MEDICAL, INC.



                                                 By: /s/ Eapen Chacko
                                                     ---------------------------
                                                     Eapen Chacko
                                                     Vice President, Finance

                                  EXHIBIT INDEX


     Exhibit No.           Description
     -----------           -----------

       99.1 Press Release, dated September 27, 2004, issued by Possis Medical, Inc.